CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY	12 Months Ended
Dec. 31, 2019
Critical Accounting Judgements And Key Sources Of Estimation Uncertainty
CRITICAL ACCOUNTING JUDGEMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY

The preparation of Hudson’s consolidated financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of income, expenses, assets and liabilities, and the disclosure of contingent liabilities, at the reporting date.

KEY SOURCES OF ESTIMATION UNCERTAINTY

The key assumptions concerning the future and other key sources of estimation include uncertainties at the reporting date, which may have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial periods, are discussed below.

Impairment test of assets

Hudson annually tests goodwill and intangible assets with indefinite useful lives and assesses other non-financial assets with finite lives for impairment indicators. Where required, the company performs impairment tests which are based on the discounted value models of future cash flows. The underlying calculation requires the use of estimates. The estimates and assumptions used are disclosed in note 15.1.

Income taxes

Hudson is subject to income taxes in the United States, United Kingdom and Canada. Significant judgment is required in determining the taxability of certain transactions based on the local tax regulations. There are uncertainties for some transactions in relation with the correct tax treatment. Further details are given in notes 12 and 26.

Deferred tax assets

Deferred tax assets are recognized for unused tax losses and deductible temporary differences to the extent that it is probable that taxable profit will be available against which the credits can be utilized. Management judgment is required to determine the amount of future taxable profits that can be generated in the same jurisdiction, and the limitations in use of these tax credits to calculate the amount of deferred tax assets that can be recognized. Further details are given in note 26.

Share-based payments

Hudson measures the cost of equity settled transactions with employees by reference to the fair value of the equity instruments at the grant date. Estimating such fair values may require determining the most appropriate valuation model for a grant of equity instruments, which depends on the terms and conditions of the grant, as well as the most appropriate inputs to the valuation model including the expected probability that the triggering clauses will be met. The result will be the expected quantity of shares to be assigned. The assumptions and models used are disclosed in note 20.3.

Purchase price allocation

The determination of the fair values of the identifiable assets (especially the concession rights) and the assumed liabilities (especially the contingent liabilities recognized as provisions), resulting from business combinations, is based on valuation techniques such as the discounted cash flow model. Some of the inputs to this model are partially based on assumptions and judgments and any changes thereof would affect the carrying values..

Consolidation of entities where Hudson has control, but holds only minority voting rights

Hudson considers controlling certain entities, even when it holds less than the majority of the voting rights, when it is exposed to or has the rights to variable returns from the involvements with the investee and has the ability to affect those returns through its power over the entity. These indicators are evaluated at the time of first consolidation and reviewed when there are changes in the statutes or composition of the executive board of these entities. Further details on non-controlling interests are disclosed in note 21 as well as in the annex List of subsidiaries.